UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

000-33001

(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1501 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, with zip code)

650-802-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 16, 2006, Natus Medical Incorporated (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Jay A. Jones and Mary J. Jones, sole stockholders (the “Stockholders”) of Olympic Medical Corp., a Washington Corporation (“Olympic”), pursuant to which the Company purchased from the Stockholders all of the outstanding shares of capital stock of Olympic (the “Stock Purchase”). The purchase price for the acquisition consisted of a cash payment of approximately $16.6 million made at closing, a portion of which was placed in escrow as security for the Stockholders’ representations and warranties, the assumption of Olympic’s payables, including approximately $2.7 million of obligations due immediately following the closing, and the Company’s promise to make specified cash payments over a three year period depending on sales of a product in the final stage of the Food and Drug Administration’s approval process. A copy of the Stock Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.01. The foregoing description of the Stock Purchase Agreement and Stock Purchase does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.01.

On October 16, 2006, the Company issued a press release relating to the Stock Purchase, a copy of which is attached hereto as Exhibit 99.1.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 16, 2006, the Company completed its purchase of all of the outstanding shares of capital stock of Olympic, pursuant to the Stock Purchase Agreement described in Item 1.01 above. The foregoing description of the Stock Purchase Agreement and Stock Purchase does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Financial statements for Olympic Medical Corp. will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information. Pro forma financial information reflecting the effect of the Stock Purchase will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits .

Exhibit Number	Description
2.01	Stock Purchase Agreement dated October 16, 2006†

99.1	Press Release, dated October 16, 2006, announcing the Company’s acquisition of Olympic

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Natus Medical Incorporated hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED
(Registrant)

Dated: October 19, 2006	By:	/s/ STEVEN J. MURPHY
Steven J. Murphy
Vice President Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.01	Stock Purchase Agreement dated October 16, 2006†

99.1	Press Release, dated October 16, 2006, announcing the Company’s acquisition of Olympic

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Natus Medical Incorporated hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.